Exhibit 25


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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                           -------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  -------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                   ----------------------------------------

                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)

New York                                                     13-4994650
(State of incorporation                                (I.R.S. employer
if not a national bank)                             identification No.)

270 Park Avenue
New York, New York                                                10017
(Address of principal executive offices)                     (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)
                 --------------------------------------------

                        USAA Owner Trust ______________

                 [each trust issuing the indenture securities]

              (Exact name of obligor as specified in its charter)

Delaware                                                    Applied For
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification No.)

 (Address of principal executive offices)                    (Zip Code)


                      -----------------------------------

                              Asset Backed Notes
                      (Title of the indenture securities)

                     ------------------------------------

                                    GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

           New York State Banking Department, State House, Albany, New York
           12110.

           Board of Governors of the Federal Reserve System, Washington, D.C., 20551

           Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

           Federal Deposit Insurance Corporation, Washington, D.C., 20429.


       (b) Whether it is authorized to exercise corporate trust powers.

           Yes.


Item 2. Affiliations with the Obligor.

       If the obligor is an affiliate of the trustee, describe each such affiliation.

       None.




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





Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation, was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 30th day of August, 2002.

                                    JPMORGAN CHASE BANK

                                      By /s/ Michael A. Smith
                                         ------------------------------------
                                         /s/   Michael A. Smith
                                               Vice President


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




                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                              JPMorgan Chase Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business June 30, 2002, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                              Dollar Amounts
               ASSETS                                  in Millions


Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin ............................................................. $ 20,772
   Interest-bearing balances .....................................................   10,535
Securities:
Held to maturity securities.......................................................      419
Available for sale securities.....................................................   59,953
Federal funds sold and securities purchased under
   agreements to resell ..........................................................
   Federal funds sold in domestic offices                                             6,054
   Securities purchased under agreements to resell                                   74,680
Loans and lease financing receivables:
   Loans and leases held for sale.................................................   11,686
   Loans and leases, net of unearned income       $168,109
   Less: Allowance for loan and lease losses         3,241
   Loans and leases, net of unearned income and
   allowance......................................................................  164,868
Trading Assets....................................................................  179,236
Premises and fixed assets (including capitalized leases)..........................    5,999
Other real estate owned ..........................................................       60
Investments in unconsolidated subsidiaries and
   associated companies...........................................................      376
Customers' liability to this bank on acceptances
   outstanding ...................................................................      273
Intangible assets
        Goodwill..................................................................    2,156
        Other Intangible assets...................................................    5,786
Other assets......................................................................   38,554
TOTAL ASSETS ..................................................................... $581,407
                                                                                   =========

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


                                  LIABILITIES
Deposits
   In domestic offices ........................................................... $158,559
   Noninterest-bearing ..................................... $65,503
   Interest-bearing ........................................  93,056
   In foreign offices, Edge and Agreement
   subsidiaries and IBF's ........................................................  129,207
        Noninterest-bearing................................  $ 9,645
   Interest-bearing .......................................  119,562

Federal funds purchased and securities sold under
agreements to repurchase:
   Federal funds purchased in domestic offices                                       15,942
   Securities sold under agreements to repurchase                                    88,781
Trading liabilities...............................................................  105,568
Other borrowed money (includes mortgage indebtedness
   and obligations under capitalized leases)......................................   12,583
Bank's liability on acceptances executed and outstanding..........................      278
Subordinated notes and debentures ................................................    9,249
Other liabilities.................................................................   26,053
TOTAL LIABILITIES.................................................................  546,220
Minority Interest in consolidated subsidiaries ...................................      100

                                EQUITY CAPITAL

Perpetual preferred stock and related surplus.....................................        0
Common stock......................................................................    1,785
Surplus  (exclude all surplus related to preferred stock).........................   16,304
Retained earnings.................................................................   17,013
Accumulated other comprehensive income............................................      (15)
Other equity capital components...................................................        0
TOTAL EQUITY CAPITAL .............................................................   35,087
                                                                                    --------

TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                           $581,407
                                                                                   =========



I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                        JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.


                                   WILLIAM B. HARRISON, JR. )
                                   HELENE L. KAPLAN         )
                                   WILLLIAM H. GRAY III     )

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